UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 7, 2012

YTB International, Inc.

[(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

1901 East Edwardsville Road Wood River, Illinois	62095
(Address of Principal Executive Offices)	(Zip Code)

(618) 655-9477

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2012, the Board of Directors of YTB International, Inc. (the “Company”), approved the adoption of the Company’s Second Amended and Restated Bylaws, a copy of which are filed herewith as Exhibit A (the “Second Amended and Restated Bylaws”).  In the Second Amended and Restated Bylaws, Section 3.1 has been modified to provide that the number of directors of the Company shall be not less than three (3) and not more than seven (7); Section 3.1 has been further modified to provide that a majority of the directors shall be “independent,” as that term is defined by the NYSE and applied to persons serving as directors on the boards of companies listed with the NYSE; and Section 5.2 has been modified to provide that the Chairman of the Board shall be independent, again as that term is defined by the NYSE and applied to persons serving as directors on the boards of companies listed with the NYSE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: November 14, 2012	By:	/s/ Steve Boyd
Name: Steve Boyd
Title: Vice President/Principal Accounting Officer

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